SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 10, 2008

Date of Report (Date of earliest event reported)

Northern California Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-27666	77-0421107
(Commission File Number)	(IRS Employer Identification No.)

601 Munras Avenue	93940
(Address of Principal Executive Office)	(Zip Code)

831-649-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On April 10, 2008, Northern California Bancorp, Inc. issued a press release reporting the affect on its first quarter 2008 earnings of the Visa, Inc initial public offering.  A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(a)                                  Financial Statements – not applicable

(b)                                 Pro forma financial information – not applicable

(c)                                  Shell company transactions – not applicable

(d)                                 Exhibits.

EXHIBIT #  99.1 Press release of Northern California Bancorp, Inc. dated April 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 10, 2008	Northern California Bancorp, Inc.
		By:	/s/ Bruce N. Warner
Executive Vice President &
Chief Financial Officer